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                                                                 EXHIBIT 10.8(A)

NORTH CAROLINA )
               )
               )                                SECURITY AGREEMENT
               )
FORSYTH COUNTY )
________________________________________________________________________________

     THIS SECURITY AGREEMENT is made this   /th/ day of     , 199  ("Agreement")
by and between BLUE RHINO CORPORATION, a Delaware corporation ("Secured Party"),
and                              (             ), a              Corporation
("Debtor").

                              W I T N E S E T H:
                              - - - - - - - - --

     WHEREAS, Debtor and Secured Party have entered into an agreement under which Secured Party has sold to Debtor certain propane gas cylinders and tanks and received as all or a part of the purchase price a Promissory Note in the
original principal amount of $            of even date which is to be secured
                             ------------
by the security interest created by this Agreement; and

     WHEREAS, Secured Party may sell to Debtor additional propane gas cylinders and tanks and receive as all or a part of the purchase price additional Promissory Notes of varying amounts and dates, all of which will also be secured by the security interest created by this Agreement.

     NOW, THEREFORE, in consideration of the mutual promises and obligations herein contained and of other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

1.   Creation of Security Interest. To secure the indebtedness and obligations
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     of Debtor (as hereinafter defined in paragraph 2), whether presently existing or hereafter arising, as any of such indebtedness and obligations may be extended, amended or renewed from time to time (the "Indebtedness"), Debtor agrees to, and hereby does, grant to Secured Party a security interest in the Collateral (as defined in paragraph 3) and all proceeds thereof.

2.   Indebtedness. The following is the Indebtedness secured by this Agreement:
     ------------

     (a)  Promissory Noted dated the same date as this Agreement in the original
          principal amount of $            payable by Debtor to Secured Party
                              ------------
          ("Note");

     (b) All future promissory notes ("Future Notes") or accounts ("Accounts") due to Secured Party for the sale of propane gas cylinders and tanks to Debtor.

     (c) all past, present and future advances, of whatever type by Secured Party to Debtor, and extensions and renewals

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          thereof, whether or not of the nature contemplated at the date hereof;

     (d) all existing and future liabilities, of whatever type, of Debtor to Secured Party;

     (e) all costs incurred by Secured Party to obtain, preserve, and enforce this security interest, collect the Indebtedness and maintain and preserve the Collateral, and including but, not limited to, taxes, assessments, reasonable attorney's fees, legal expenses, and expenses of sale; and

     (f) interest on the above amounts as agreed between Secured Party and Debtor from time to time and at a default interest rate of ( %) percent per annum.

3.   Collateral. The term "Collateral" with respect to this Agreement means all
     ----------
     of Debtor's propane gas cylinders and tanks wherever located, and all additions and accessions thereto and replacements thereof, now or hereafter acquired by the Debtor, or any portion thereof, and all proceeds and products of any and all of the foregoing Collateral and, to the extent not otherwise included, all payments under insurance (whether or not Secured Party is the loss payee thereof), or any indemnity, warranty or guaranty, payable by reason of loss or damage to or otherwise with respect to any of the foregoing Collateral (all such proceeds being the "Proceeds").

4.   Covenants and Warranties. Debtor covenants and warrants that it:
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     (a)  is, will be and will remain, the lawful owner of the Collateral, and the security interest hereby created constitutes, will constitute and will remain a valid first lien upon and security interest in the Collateral;

     (b) shall maintain and pay for insurance on the Collateral against the risks of fire (with extended coverage) and such other risks as Secured Party may reasonably require, with insurance companies and in amounts acceptable to Secured Party which shall include Secured Party as a loss payee. The proceeds of any such policy shall be deemed proceeds of the Collateral;

     (c) shall pay, when due, all taxes, assessments and other charges levied or assessed upon the Collateral;

     (d) shall not sell or otherwise dispose of any material item comprising the Collateral, or remove the same from its present location unless sold or disposed of in the ordinary course of business and the Collateral so sold or disposed of is replaced with goods or other items of quality and value at least equal to that being replaced; and

     (e) shall execute and deliver to Secured Party, concurrently with the execution of this Agreement and upon the request of Secured Party from time to time hereafter, all

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          financing statements and other documents reasonably required to perfect and maintain the security interests created hereby and Debtor hereby irrevocably makes, constitutes and appoints Secured Party as its true and lawful attorney, to sign its name on any financing statement, continuation of financing statement, or similar document required to perfect or continue the perfected security interests created hereby.

5.   Default.  Any of the following shall constitute a default hereunder:
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     (a)  the failure of the Debtor to pay, perform or observe any covenant or condition of the Indebtedness;

     (b) the failure of the Debtor to pay, perform or observe any covenant or condition required by Debtor to be paid, performed or observed pursuant to the Note, Future Notes and Accounts; or

     (c) any other event or condition constituting a default under the North Carolina Uniform Commercial Code or other applicable law.

6.   In the Event of Default. In the event of default:
     -----------------------

     (a) Secured Party shall have all of the rights and remedies of a secured party under the North Carolina Uniform Commercial Code and under other applicable law and may require Debtor to assemble the Collateral for secured Party's benefit;

     (b) Secured Party may accelerate and declare immediately due and payable the entire Indebtedness; and

     (c) Secured Party may, without waiving his other rights and remedies, cure the default and the expense shall thereupon become part of the Indebtedness secured hereby.

     No delay or omission of Secured Party in the exercise of any right or remedy arising from a default by any Debtor shall impair such right or remedy or be construed as a waiver of same.

7.   Application of Proceeds. The proceeds of any sale of the Collateral or any
     -----------------------
     interest therein, whether pursuant to foreclosure, power of sale or otherwise, or other sums retained by Secured Party, upon the occurrence of an event of default shall be applied to pay:

     (a)  First.  The costs and expenses of the sale, reasonable attorney's
          -----
          fees, Secured Party's fees and expenses, court costs and other expenses or advances made or incurred in the protection of the rights of Secured Party or in the pursuance of any remedies hereunder;

     (b)  Second.  The Indebtedness secured by this Agreement at the time due
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          and payable (whether by acceleration or otherwise), the application of which to specific portions

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          of the Indebtedness shall be within Secured Party's sole discretion;
          and

     (c)  Third. The balance, if any, as required by law.
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8.   Payment of Costs, Attorney's Fees and Expenses. Debtor shall pay any and
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     all costs, attorney's fees and other expenses of whatever kind incurred by
     Secured Party in connection with:

     (a)  the collection of any of the Indebtedness secured hereby;

     (b) any litigation involving the Collateral, the lien created hereby, any benefit accruing by virtue of the provisions hereof, or the rights of Secured Party;

     (c) the presentation of any claim under any administrative or other proceeding in which proof of claim is required by law to be filed;

     (d) any examination of title to the Collateral which may be reasonably required by Secured Party; or

     (e) taking any steps whatsoever in enforcing this Agreement, claiming any benefit accruing by virtue of provisions hereof, or exercising the rights of Secured Party hereunder.

9.   Advances by Secured Party. Secured Party is authorized, for the account of
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     Debtor, to make any required payments under any lien prior to this security interest, or under this Agreement, the non-payment of which would constitute a default hereunder or under the Note. All sums so advanced shall attach to and become part of the Indebtedness, shall become payable at any time on demand therefor and, from the date of the advance to the date of repayment, any sum so advanced shall bear interest at a rate per
     annum equal to          (  %) percent per annum. The failure by Debtor to
     make payment of any such sum on demand shall, at the option of Secured Party, constitute a default hereunder, giving rise to all of the remedies herein provided for an event of default.

10.  Notices. All notices, approvals, consents, requests and other
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     communications hereunder shall be in writing and, given by first class
     United States mail, telecopied or hand delivered.

11.  Governing Law; Jurisdiction. The interpretation, validity and
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     enforceability of this Agreement shall be governed by the laws of the State of North Carolina. The parties agree that any dispute arising out of this Agreement shall be subject to the jurisdiction of both the state and federal courts in North Carolina. For that purpose, the parties submit to the jurisdiction of the state and federal courts of North Carolina, and Debtor agrees to accept service of process out of any such courts in any such dispute by registered or certified mail addressed to Debtor. The parties waive trial by jury of any matter relating to this Agreement.

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12.  Assignment.  The obligations and benefits of this Agreement shall bind and
     ----------
     inure to the benefit of the parties and their legal representatives, successors and assigns.

13.  Severability. In the event any term, provision or covenant herein
     ------------
     contained or the application thereof to any circumstances or situation shall be invalid or unenforceable in whole or in part, the remainder thereof and the application of said term, provision or covenant to any other circumstances or situation shall not be affected hereby, and every other term, provision or covenant herein shall be valid and enforceable to the full extent permitted by law.

IN WITNESS WHEREOF, the parties have executed this Agreement as of the day and year first above written.

                                       SECURED PARTY:
                                       BLUE RHINO CORPORATION

                                       BY:
                                          -------------------------------
                                          VICE PRESIDENT

ATTEST:

BY:
   ---------------------------
   ASSISTANT SECRETARY

(AFFIX CORPORATE SEAL)

                                    DEBTOR:

                                    BY:
                                       ------------------------------------
                                        CORPORATE REPRESENTATIVE

ATTEST:

BY:
   ------------------------------
    WITNESS

(AFFIX CORPORATE SEAL)

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